KNOWLEDGE   DISCIPLINE    SERVICE     CHOICE
----------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
----------------------------------------------


INVESCO Small Company Growth Fund








ANNUAL






                                 [INVESCO ICON]
                                    INVESCO


ANNUAL REPORT | MAY 31, 1999

"WE MANAGED TO AVOID MANY OF THE PITFALLS PLAGUING SMALL COMPANY INVESTORS THIS PAST YEAR BY STICKING WITH OUR GROWTH INVESTMENT DISCIPLINE." (PAGE 3)

"IF A COMPANY IS HAVING PROBLEMS, IT IS USUALLY EASY FOR US TO GET THE CEO OR CFO ON THE PHONE AND FIND OUT WHAT IS HAPPENING." (PAGE 5)

Graph: INVESCO Small Company Growth Fund Total Return from Inception
       (12/91) vs. Russell 2000

       This line graph compares the value of a $10, 000 investment in INVESCO Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gains distributions, for the period from inception (12/91) through 5/31/99.


                                  TOTAL RETURN,
                            PERIODS ENDED 5/31/99(1)

                        6 MONTHS    1 YEAR       5 YEARS*    INCEPTION (12/91)*
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH     16.23%      12.91%       16.04%           16.95%
-------------------------------------------------------------------------------

*AVERAGE ANNUALIZED

The line graph illustrates the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, from the fund's inception in 12/91 through 5/31/99. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Of course, past performance is not a guarantee of future results.) (1),(2)

Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

This has been a rewarding past year for our fund, especially when measured against the performance of small company market indexes. While large company stocks dominated the market throughout this last fall and winter, over the past few months investors have taken a new look at the equities of smaller firms.
Given the attractive growth rates and relatively low prices of many of these companies, we are optimistic that this trend will continue -- and that small company investors' patience will be rewarded.

For the one year ended May 31, 1999, the value of your shares rose 12.91%. This return stood in contrast to that of the Russell 2000 over the same period, which fell 2.69%. (Of course, past performance is not a guarantee of future results.)(1),(2)

We managed to avoid many of the pitfalls plaguing small company investors this past year by sticking with our growth investment discipline. Our strategy is straightforward: We search for companies that are leaders in growing markets. By targeting such companies, we hope to find firms that will exceed expectations for earnings and revenue growth. Even in an environment such as this past fall and winter, when many investors were predisposed to ignore small-capitalization stocks, such positive surprises will usually attract attention.

We have found many of these opportunities in the technology sector, where changes such as the Internet have opened new business horizons for small companies. Firms filling the growing demand for communications speed and bandwidth in have been a special focus of ours. Applied Micro Circuits, a producer of integrated circuits for larger communications equipment companies, has been an especially rewarding investment.

Of course, we have experienced setbacks as well. Several of our investments in information technology services and temporary help suffered, as worries over economic conditions have discouraged investors. The liquidity problems with small stocks have made investors very reluctant to maintain investments in companies that appear vulnerable.

Over the past few years, small-cap fund managers have cited several facts about small-company stocks, including that small-company stocks have actually outperformed larger-company stocks over the long-term, and that small stocks

--------------------------------------------------------------------------------

FUND MANAGERS

STACIE L. COWELL, CFA
VICE PRESIDENT, INVESCO FUNDS GROUP. BA, COLGATE UNIVERSITY, MS IN FINANCE, UNIVERSITY OF COLORADO. JOINED INVESCO IN 1996. BEGAN INVESTMENT CAREER IN 1989. HAS MANAGED THIS FUND SINCE 1997.

SHE IS ASSISTED BY CO-MANAGERS TIMOTHY J. MILLER AND TRENT E. MAY.

provide a means of diversification. We have paid perhaps less attention to this debate than some, viewing our job as conducting company-level analysis within the small-cap arena.


Although assets had been leaving the small-cap sector of the market, we have seen a slight reversal of that trend in recent months. In March, investors began moving into smaller stocks based both on renewed faith in the economy and concerns about the valuations for larger companies. Whether this trend will continue uninterrupted is difficult to foresee; it does demonstrate, however, that growth and earnings do eventually result in stock performance.

/s/ Stacie Cowell

Stacie L. Cowell
Vice President

INVESCO | ANNUAL REPORT | MAY 31, 1999
Moving Forward
--------------------------------------------------------------------------------

MOVING FORWARD: A REVIEW & STRATEGY SESSION WITH STACIE COWELL

STACIE, CHOOSING STOCKS FOR A SMALL-CAPITALIZATION FUND IS A COMPLICATED PROPOSITION, IF ONLY BECAUSE OF THE VERY LARGE NUMBER OF COMPANIES AVAILABLE TO CHOOSE FROM. HOW DO YOU NARROW YOUR SEARCH?
We approach the problem from a couple of angles. For some stocks, we begin with a screening process that allows us to filter out the majority of companies that do not meet our minimum requirements for growth and profitability. We may learn about other companies through channels such as company visits and conferences.

HOW MANY COMPANIES MIGHT MAKE IT INTO THE PORTFOLIO?
Generally, we might own between 80 and 100 different stocks. This is more than we might hold in our other diversifed growth funds, but we feel the need to spread our investments more because small company stocks are so volatile. Also, it is more difficult for us to build positions in companies because the amount of stock available at any given time--the "float"--will be relatively small.

SOME LOOK ASKANCE AT SMALL COMPANY STOCKS BECAUSE THEY ARE SO VOLATILE AND ILLIQUID. DO THEY HAVE ANY COMPENSATING ADVANTAGES?
Well, the primary benefit is that the growth potential can be enormous. Another less commonly acknowledged but very real advantage is that we can have more direct access to management. If a company is having problems, it is usually fairly easy for us to get the CEO or CFO on the phone and find out what is happening.

WHAT IS AN EXAMPLE OF A COMPANY  THAT HAS MADE ITS WAY INTO THE  PORTFOLIO?
The retailer Cost Plus would be a good one. It competes with Pier One on selling imported furniture and other goods, but it also carries a selection of imported foods and wine. Whereas Pier One has pretty much fully penetrated its target market, Cost Plus has only 200 stores nationwide, and we think they can easily grow to 500. It's also a company that is benefiting from an identifiable trend, the demographic boom among the 45-55 age group that buys many of its products.

ANY REGRETS ABOUT THE PAST YEAR?
I wouldn't necessarily call it a regret, but in retrospect it is easy to see how more Internet investments would have helped us--the stocks have appreciated so enormously. On the other hand, these are pretty speculative stocks because the companies will remain unprofitable for the foreseeable future and do not yet have established business models. We have chosen instead to play the Internet through our investments in telecommunications equipment and high-speed communications semiconductor companies.

--------------------------------------------------------------------------------

MARKET HEADLINES:
JUNE 1998 TO MAY 1999

The strong annual returns recorded at the end of 1998 by large company stock indexes masked a period of turmoil in the markets as dramatic as any in recent memory. With investors already nervous about valuations, confidence evaporated in late summer when the Asian financial crisis appeared ready to spread like wildfire through the world's emerging markets.

The quick actions of the Federal Reserve Board, bargain-hunting by stoic investors, and other factors helped the markets reverse their losses in the early fall. Yet most important, perhaps, was the continuing strength of the American economy -- and behind it, the American consumer. Low unemployment and interest rates, strong wage gains, and a resilient level of consumer confidence kept money flowing into housing and the auto industry, the two bellwether industries for the economy. Technology stocks led the rebound, as investors looked for the industries with the highest growth rates and the most pricing leverage.

Throughout the fall and winter, the largest, fastest-growing companies left the rest of the market behind as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. First health care stocks and then telecommunications issues outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

By the spring of 1999, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and lead interest rates higher--and indeed, market interest rates crept upward. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

As the "cyclical rotation" continued, the market averages seemed to bounce against a ceiling, putting an end to their dizzying ascent since the fall. With the economic outlook almost too bright and the market near its record levels, investors began to speak again of the importance of stock selection and asset allocation in place of playing the averages.

YEAR 2000 COMPUTER ISSUE.
Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

(1) TOTAL RETURN  ASSUMES   REINVESTMENT   OF   DIVIDENDS   AND   CAPITAL  GAIN
DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2) THE RUSSELL 2000 IS AN UNMANAGED INDEX INDICATIVE OF SMALLER-CAPITALIZATION STOCKS.

TEN LARGEST COMMON STOCK HOLDINGS

Invesco Emerging Opportunity Funds, Inc. -- Small Company Growth Fund
May 31, 1999

DESCRIPTION                                                          VALUE
--------------------------------------------------------------------------------
Genesys Telecommunications Laboratories                             $3,584,375
Sykes Enterprises                                                    3,579,375
ChiRex Inc                                                           3,471,562
Wild Oats Markets                                                    3,370,938
Unitrode Corp                                                        3,288,375
Affiliated Managers Group                                            3,071,250
Rental Service                                                       3,032,125
Harrah's Entertainment                                               2,977,762
ACNielsen Corp                                                       2,959,687
Nabors Industries                                                    2,940,000

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

Invesco Emerging Opportunity Funds, Inc. -- Small Company Growth Fund
May 31, 1999

                                                SHARES OR
                                                PRINCIPAL
%     DESCRIPTION                               AMOUNT               VALUE
--------------------------------------------------------------------------------
86.30 COMMON STOCKS
2.25  AEROSPACE & DEFENSE
      Aeroflex Inc(a)                           165,200            $2,405,725
      Alliant Techsystems(a)                     23,000             1,955,000
      Moog Inc Class A Shrs(a)                   87,800             2,409,013
================================================================================
                                                                    6,769,738
1.19  AUTO PARTS
      CSK Auto(a)                                70,200             1,965,600
      O'Reilly Automotive(a)                     37,000             1,630,313
================================================================================
                                                                    3,595,913
2.39  BANKS
      City National                              74,180             2,920,837
      Hudson United Bancorp                      65,000             1,990,625
      US Trust                                   26,000             2,279,875
================================================================================
                                                                    7,191,337
0.36  BIOTECHNOLOGY
      Triangle Pharmaceuticals(a)                58,900             1,089,650
================================================================================
0.50  BROADCASTING
      Citadel Communications(a)                  54,000             1,491,750
================================================================================
1.12  BUILDING MATERIALS
      Elcor Corp                                 50,000             2,018,750

                                                SHARES OR
                                                PRINCIPAL
%     DESCRIPTION                               AMOUNT               VALUE
--------------------------------------------------------------------------------
      NCI Building Systems(a)                    54,000            $1,363,500
================================================================================
                                                                    3,382,250
6.62  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Advanced Fibre Communications(a)          152,000             1,586,500
      ANTEC Corp(a)                              75,900             2,224,819
      Carrier Access(a)                          39,400             1,398,700
      Comverse Technology(a)                     19,780             1,336,386
      Digital Microwave(a)                      214,400             2,706,800
      Excel Switching(a)                         50,000             1,100,000
      Gilat Satellite Networks Ltd(a)            44,600             2,352,650
      Melita International(a)                    89,800             1,307,713
      Power Integrations(a)                      30,000             1,456,875
      Powerwave Technologies(a)                  61,700             1,426,813
      REMEC Inc(a)                              164,150             2,133,950
      Terayon Communication Systems(a)           29,000               931,625
================================================================================
                                                                   19,962,831
10.25 COMPUTER RELATED
      Advantage Learning Systems(a)              82,000             1,824,500
      Business Objects SA Sponsored ADR
          Representing Ord Shrs(a)               60,100             1,727,875
      Entrust Technologies(a)                    56,000             1,183,000
      Genesys Telecommunications
          Laboratories(a)                       155,000             3,584,375
      Kronos Inc(a)                              50,500             1,869,289
      Legato Systems(a)                          50,300             2,753,925
      Mercury Interactive(a)                     64,000             2,104,000
      Metro Information Services(a)              79,100             1,819,300
      Netopia Inc(a)                             70,000             1,968,750
      OneMain.com Inc(a)                         53,000             1,106,375
      PSINet Inc(a)                              41,300             1,837,850
      Peregrine Systems(a)                       84,000             1,926,750
      Rhythms NetConnections(a)                  15,250               739,625
      SalesLogix Corp(a)                         67,600               794,300
      USWeb Corp(a)                              43,210             1,096,454
      Verity Inc(a)                              33,000             1,095,188
      Visual Networks(a)                         47,000             1,386,500
      WebTrends Corp(a)                          72,800             2,083,900
================================================================================
                                                                   30,901,956
0.66  DISTRIBUTION
      Insight Enterprises(a)                     78,400             1,989,400
================================================================================

                                                SHARES OR
                                                PRINCIPAL
%     DESCRIPTION                               AMOUNT               VALUE
--------------------------------------------------------------------------------
1.34  ELECTRICAL EQUIPMENT
      DII Group(a)                               69,500            $2,289,156
      Flextronics International Ltd(a)           35,000             1,750,000
================================================================================
                                                                    4,039,156
2.32  ELECTRONICS
      Anaren Microwave(a)                        93,900             2,012,981
      LeCroy Corp(a)                             66,475             1,155,003
      Mettler-Toledo International(a)            91,800             2,272,050
      Veeco Instruments(a)                       50,000             1,537,500
================================================================================
                                                                    6,977,534
4.88  ELECTRONICS -- SEMICONDUCTOR
      ANADIGICS Inc(a)                          112,100             2,802,500
      Applied Micro Circuits(a)                  34,500             2,039,812
      Cree Research(a)                           23,800             1,310,487
      Galileo Technology Ltd(a)                  53,000             1,649,625
      Maker Communications(a)                    75,000             1,715,625
      QLogic Corp(a)                             17,400             1,909,650
      Unitrode Corp(a)                          158,000             3,288,375
================================================================================
                                                                   14,716,074
0.81  ENTERTAINMENT
      SFX Entertainment Class A Shrs(a)          44,600             2,427,913
================================================================================
2.56  EQUIPMENT -- SEMICONDUCTOR
      American Xtal Technology(a)               137,000             2,868,437
      Brooks Automation(a)                      140,000             2,590,000
      Photronics Inc(a)                         115,000             2,271,250
================================================================================
                                                                    7,729,687
1.48  FINANCIAL
      HealthCare Financial Partners(a)           85,900             2,899,125
      MicroFinancial Inc                        128,200             1,554,425
================================================================================
                                                                    4,453,550
0.81  FOODS
      Suiza Foods(a)                             67,000             2,453,875
================================================================================
0.99  GAMING
      Harrah's Entertainment(a)                 137,700             2,977,762
================================================================================
2.47  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Accredo Health(a)                          37,200             1,013,700
      Alkermes Inc(a)                            47,000             1,163,250
      ChiRex Inc(a)                             115,000             3,471,562

                                                SHARES OR
                                                PRINCIPAL
%     DESCRIPTION                               AMOUNT               VALUE
--------------------------------------------------------------------------------
Roberts Pharmaceutical(a)                        95,000            $1,805,000
================================================================================
                                                                    7,453,512
3.54  HEALTH CARE RELATED
      Laser Vision Centers(a)                    34,500             1,966,500
      MedQuist Inc(a)                            70,000             2,572,500
      Pharmaceutical Product Development(a)      62,000             1,658,500
      Province Healthcare(a)                    112,400             2,430,650
      ResMed Inc(a)                              21,000               589,313
      Sunrise Assisted Living(a)                 39,000             1,443,000
================================================================================
                                                                   10,660,463
0.89  INSURANCE
      HCC Insurance Holdings                    120,600             2,683,350
================================================================================
1.42  INVESTMENT BANK/BROKER FIRM
      Affiliated Managers Group(a)              105,000             3,071,250
      National Discount Brokers Group(a)         26,200             1,218,300
================================================================================
                                                                    4,289,550
1.59  LEISURE TIME
      Action Performance(a)                      57,200             2,173,600
      Intrawest Corp                            165,000             2,629,688
================================================================================
                                                                    4,803,288
0.59  MANUFACTURING
      Pentair Inc                                40,000             1,765,000
================================================================================
5.00  OIL & GAS RELATED
      Basin Exploration(a)                       41,000               686,750
      Global Marine(a)                          145,700             2,048,906
      Louis Dreyfus Natural Gas(a)               92,000             1,794,000
      Nabors Industries(a)                      147,000             2,940,000
      Newfield Exploration(a)                   100,500             2,550,188
      Precision Drilling(a)                     143,000             2,600,813
      Unit Corp(a)                              415,000             2,464,063
================================================================================
                                                                   15,084,720
1.37  PERSONAL CARE
      Ocular Sciences(a)                         51,100             1,558,550
      Playtex Products(a)                       170,000             2,571,250
================================================================================
                                                                    4,129,800
0.77  PUBLISHING
      Big Flower Holdings(a)                     75,000             2,334,375
================================================================================
0.64  RESTAURANTS
      Papa John's International(a)               49,000             1,935,500
================================================================================

                                                SHARES OR
                                                PRINCIPAL
%     DESCRIPTION                               AMOUNT               VALUE
--------------------------------------------------------------------------------
7.36  RETAIL
      American Eagle Outfitters(a)               63,600           $ 2,595,675
      Ames Department Stores(a)                  53,200             2,181,200
      Cost Plus(a)                               55,000             2,055,625
      eToys Inc(a)                               25,700             1,559,669
      Footstar Inc(a)                            48,000             1,863,000
      InterTAN Inc(a)                           160,000             2,470,000
      J Jill Group(a)                            66,100             1,065,862
      Men's Wearhouse(a)                        110,000             2,808,439
      Tuesday Morning(a)                        107,600             2,205,800
      Wild Oats Markets(a)                      115,000             3,370,938
================================================================================
                                                                   22,176,208
0.56  SAVINGS & LOAN
      FirstFed Financial(a)                      90,000             1,698,750
================================================================================
14.05 SERVICES
      ACNielsen Corp(a)                         105,000             2,959,687
      AHL Services(a)                           103,350             2,738,775
      Corporate Executive Board(a)               47,300             1,386,481
      Cotelligent Inc(a)                        154,200             2,062,425
      Critical Path(a)                           21,600             1,151,550
      Digital River(a)                           26,000               627,250
      Harte-Hanks Inc                           119,900             2,727,725
      INSpire Insurance Solutions(a)            135,000             2,354,062
      Integrated Electrical Services(a)          72,000             1,084,500
      Jack Henry & Associates                    43,220             1,526,206
      Media Metrix(a)                            16,700               794,294
      Metzler Group(a)                           47,200             1,545,800
      NCO Group(a)                               70,800             2,159,400
      NetGravity Inc(a)                          59,500             1,256,938
      Pegasus Systems(a)                         27,000               941,625
      ProBusiness Services(a)                    53,200             1,649,200
      Profit Recovery Group International(a)     33,200             1,222,175
      Provant Inc(a)                            123,600             1,931,250
      Rental Service(a)                         127,000             3,032,125
      Safeguard Scientifics(a)                   20,200             1,477,125
      Sykes Enterprises(a)                      115,000             3,579,375
      Sylvan Learning Systems(a)                 59,000             1,607,750
      TSI International Software Ltd(a)         115,000             2,544,375
================================================================================
                                                                   42,360,093

                                                SHARES OR
                                                PRINCIPAL
%     DESCRIPTION                               AMOUNT               VALUE
--------------------------------------------------------------------------------
0.89  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Proxim Inc(a)                              69,800           $ 2,687,300
================================================================================
1.78  TELECOMMUNICATIONS -- LONG DISTANCE
      Dycom Industries(a)                        52,450             2,530,712
      Viatel Inc(a)                              63,000             2,835,000
================================================================================
                                                                    5,365,712
0.56  TELEPHONE
      Inet Technologies(a)                       99,200             1,692,600
================================================================================
0.84  TEXTILE -- APPAREL MANUFACTURING
      Quiksilver Inc(a)                          88,500             2,522,250
================================================================================
0.48  TEXTILE -- HOME FURNISHINGS
      Linens 'n Things(a)                        36,600             1,459,425
================================================================================
0.97  TRANSPORTATION
      Eagle USA Airfreight(a)                    61,800             2,912,325
================================================================================
      TOTAL COMMON STOCKS (Cost $229,273,355)                     260,164,597
================================================================================
13.70 SHORT-TERM  INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State
       Street dated 5/28/1999 due
       6/1/1999 at 4.720%, repurchased
       at $41,311,654 (Collateralized
       by US Treasury Notes, due
       1/15/2008 at 3.625%, value
       $42,120,723) (Cost 41,290,000)       $41,290,000           41,290,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $270,563,355)
       (Cost for Income Tax Purposes
       $272,033,944)                                            $301,454,597
================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABIILITIES

Invesco Emerging Opportunity Funds, Inc. -- Small Company Growth Fund
May 31, 1999

ASSETS

Investment Securities at Value (Cost $270,563,355)(a)         $ 301,454,597
Cash                                                                 96,503
Receivables:
  Investment Securities Sold                                      3,887,329
  Fund Shares Sold                                               18,138,168
  Dividends and Interest                                             40,302
Prepaid Expenses and Other Assets                                    54,325
================================================================================
TOTAL ASSETS                                                    323,671,224
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                 3,850,643
  Fund Shares Repurchased                                         1,615,949
Accrued Distribution Expenses                                        60,698
Accrued Expenses and Other Payables                                  34,488
================================================================================
TOTAL LIABILITIES                                                 5,561,778
================================================================================
NET ASSETS AT VALUE                                           $ 318,109,446
================================================================================
NET ASSETS
Paid-in Capital(b)                                            $ 266,665,076
Accumulated Undistributed Net Investment Loss                       (21,512)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions        20,574,640
Net Appreciation of Investment Securities and Foreign
     Security Transactions                                       30,891,242
================================================================================
NET ASSETS AT VALUE                                           $ 318,109,446
================================================================================
NET ASSET VALUE, Offering and Redemption
  Price per Share                                             $       12.08
================================================================================

(a) Investment securities at cost and value at May 31, 1999 include a repurchase agreement of $41,290,000.

(b) The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 26,328,923 were outstanding at May 31, 1999.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Invesco Emerging Opportunity Funds, Inc. -- Small Company Growth Fund
May 31, 1999

INVESTMENT INCOME
INCOME
Dividends                                                          $    244,603
Interest                                                              2,179,990
  Foreign Taxes Withheld                                                 (2,455)
================================================================================
  TOTAL INCOME                                                        2,422,138
================================================================================
EXPENSES
Investment Advisory Fees                                              1,973,393
Distribution Expenses                                                   657,798
Transfer Agent Fees                                                   1,116,282
Administrative Fees                                                      54,324
Custodian Fees and Expenses                                              62,805
Directors' Fees and Expenses                                             21,595
Professional Fees and Expenses                                           31,952
Registration Fees and Expenses                                           69,165
Reports to Shareholders                                                 177,855
Other Expenses                                                           14,054
================================================================================
  TOTAL EXPENSES                                                      4,179,223
  Fees and Expenses Absorbed by Investment Adviser                     (201,069)
  Fees and Expenses Paid Indirectly                                     (35,321)
================================================================================
     NET EXPENSES                                                     3,942,833
================================================================================
NET INVESTMENT LOSS                                                  (1,520,695)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities                                              22,194,189
  Foreign Currency Transactions                                         106,985
================================================================================
     Total Net Realized Gain                                         22,301,174
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                              17,430,661
  Foreign Currency Transactions                                         (13,154)
================================================================================
     Total Net Appreciation                                          17,417,507
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                      39,718,681
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 38,197,986
================================================================================


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Invesco Emerging Opportunity Funds, Inc. -- Small Company Growth Fund

                                                           YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                           1999          1998
OPERATIONS
Net Investment Loss                               $  (1,520,695) $  (1,309,186)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                  22,301,174     74,467,963
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions       17,417,507    (10,293,630)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS           38,197,986     62,865,147
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET REALIZED GAIN ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
  TRANSACTIONS                                      (26,845,319)   (70,523,447)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       606,918,472    517,944,195
Reinvestment of Distributions                        26,316,463     68,478,048
================================================================================
                                                    633,234,935    586,422,243
Amounts Paid for Repurchases of Shares             (599,096,847)  (600,416,027)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                            34,138,088    (13,993,784)
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS              45,490,755    (21,652,084)
NET ASSETS
Beginning of Period                                 272,618,691    294,270,775
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($21,512) and ($15,689),
  respectively)                                   $ 318,109,446  $ 272,618,691
================================================================================

            -------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          54,131,470     38,262,375
Shares Issued from Reinvestment of Distributions      2,518,300      6,425,767
================================================================================
                                                     56,649,770     44,688,142
Shares Repurchased                                  (53,229,883)   (44,729,581)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                3,419,887        (41,439)
================================================================================


See Notes to Financial Statements

INVESCO Notes to financial statements - Invesco Emerging Opportunity Funds,Inc.
                                        Small Company Growth Fund

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Emerging Opportunity Funds, Inc. is incorporated in Maryland and presently consists of Small Company Growth Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

On May 20, 1999, shareholders of the Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of INVESCO Emerging Opportunity Funds, Inc. to a separate series of INVESCO Stock Funds, Inc. INVESCO Stock Funds, Inc. fiscal year-end is July 31.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund incurred and elected to defer post-October 31 net capital losses of $1,393,414 to the year ended May 31, 2000. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended May 31, 1999, the Fund reclassified $1,493,316 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income and reclassified $21,556 from paid-in capital to accumulated undistributed net investment income.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% on the first $350 million of average net assets; 0.65% on the next $350 million of average net assets; 0.55% on average net assets from $700 million to $2 billion; 0.45% on average net assets from $2 billion to $4 billion; 0.40% on average net assets from $4 billion to $6 billion; 0.375% on average net assets from $6 billion to $8 billion; and 0.35% on average net assets in excess of $8 billion. Effective May 13, 1999, all of the breakpoints in excess of $2 billion became contractual.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the year ended May 31, 1999, the Fund paid the Distributor $658,293 under the plan of distribution.

IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, the Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, the Fund pays IFG an annual fee of $10,000 plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $461,219,512 and $486,325,500, respectively.

There were no purchases or sales of  U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At May 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $44,322,914 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $14,902,261, resulting in net appreciation of $29,420,653.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the year ended May 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations were $6,335. Unfunded accrued pension costs of $12,503 and pension liability of $34,014 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At May 31, 1999, there were no such borrowings.

NOTE 7 -- ACQUISITION OF INVESCO DIVERSIFIED FUNDS, INC. -- SMALL COMPANY VALUE FUND ("TARGET FUND"). On June 4, 1999, the Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and
Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 3,019,096 shares of the Fund (valued at $37,196,562) for the 3,719,526 shares of the Target Fund outstanding on June 4, 1999. The Target Fund's net assets at that date ($37,196,562), including $3,216,394 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and the Target Fund immediately before the acquisition were $341,636,283 and $37,196,562, respectively. The net assets of the Fund after the acquisition were $378,832,845.

           ----------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Emerging Opportunity Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Small Company Growth Fund (the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc., hereafter referred to as the "Fund") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
July 6, 1999

FINANCIAL HIGHLIGHTS

Invesco Emerging Opportunity Funds, Inc. -- Small Company Growth Fund (For a Fund Share Outstanding Throughout Each Period)

                                                                     YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------
                                              1999           1998          1997           1996          1995
PER SHARE DATA
Net Asset Value-- Beginning of Period      $ 11.90        $ 12.82       $ 14.38         $ 9.37       $ 11.40
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(a)               0.00          (0.06)        (0.07)         (0.06)         0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              1.35           2.56         (0.96)          5.25          0.46
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              1.35           2.50         (1.03)          5.19          0.50
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.00           0.00          0.00           0.00          0.04
Distributions from Capital Gains              1.17           3.42          0.53           0.18          2.49
=============================================================================================================
TOTAL DISTRIBUTIONS                           1.17           3.42          0.53           0.18          2.53
=============================================================================================================
Net Asset Value-- End of Period            $ 12.08        $ 11.90       $ 12.82        $ 14.38       $  9.37
=============================================================================================================

TOTAL RETURN                                 12.91%         22.65%        (7.08%)        55.78%         4.98%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                           $318,109       $272,619      $294,259       $370,029      $153,727
Ratio of Expenses to Average
  Net Assets(b)                               1.51%(c)       1.48%(c)      1.52%(c)       1.48%(c)      1.49%
Ratio of Net Investment Income
  (Loss) to Average Net Assets(b)            (0.58%)        (0.42%)       (0.55%)        (0.78%)        0.41%
Portfolio Turnover Rate                        203%           158%          216%           221%          228%

(a) Net investment income (loss) for the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.

(b) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 1999, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.59%, 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.66%), (0.57%), and 0.38%, respectively.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

OTHER INFORMATION

UNAUDITED

On May 20, 1999, a special meeting of the shareholders of the Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of INVESCO Small Company Growth Fund from a separate series of INVESCO Emerging Opportunity Funds, Inc., to a separate series of INVESCO Stock Funds, Inc. (Proposal 3) were ratified. The following is a report of the votes cast:

                                                                   WITHHELD/
NOMINEE/PROPOSAL                         FOR        AGAINST          ABSTAIN              TOTAL
-----------------------------------------------------------------------------------------------
Charles W. Brady                  13,553,881              0          409,295         13,963,176
Fred A. Deering                   13,549,233              0          413,943         13,963,176
Mark H. Williamson                13,560,088              0          403,088         13,963,176
Dr. Victor L. Andrews             13,566,204              0          396,972         13,963,176
Bob R. Baker                      13,563,662              0          399,514         13,963,176
Lawrence H. Budner                13,567,957              0          395,219         13,963,176
Dr. Wendy Lee Gramm               13,567,730              0          395,446         13,963,176
Kenneth T. King                   13,558,129              0          405,047         13,963,176
John W. McIntyre                  13,569,646              0          393,530         13,963,176
Dr. Larry Soll                    13,573,364              0          389,812         13,963,176

Proposal 1                        13,484,611        130,651          347,913         13,963,175

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a -- Borrowing and adoption of
  non-fundamental restriction
  on borrowing                     11,916,456       440,195        1,606,525         13,963,176
b --Issuance of senior
  securities                       11,913,055       443,596        1,606,525         13,963,176
c --Investing in another
  investment company               11,920,773       435,878        1,606,525         13,963,176
d --Issuer diversification         11,921,324       435,327        1,606,525         13,963,176
e --Loans                          11,917,300       439,351        1,606,525         13,963,176
f --Investing in commodities       11,914,050       442,601        1,606,525         13,963,176
g --Real estate investments        11,922,981       433,670        1,606,525         13,963,176
h --Underwriting securities        11,921,623       435,028        1,606,525         13,963,176
i --Industry concentration         11,920,994       435,657        1,606,525         13,963,176
Elimination of Fundamental
  Investment Restrictions on:
j -- Short sales and margin
  purchases and adoption of
  non-fundamental restriction
  on short sales and margin
  purchases                        11,914,050       442,601        1,606,525         13,963,176
k --Investing in companies
  for the purpose of exercising
  control or management            11,921,169       435,482        1,606,525         13,963,176
l -- Fund ownership of securities
  also owned by directors and
  officers of the Fund or its
  investment adviser               11,916,013       440,638        1,606,525         13,963,176




OTHER INFORMATION (CONTINUED)


                                                                     WITHHELD/
NOMINEE/PROPOSAL                          FOR       AGAINST            ABSTAIN            TOTAL
-----------------------------------------------------------------------------------------------

m -- Mortgaging, pledging or
  hypothecating securities         11,918,383       438,268          1,606,525       13,963,176
n --Investments in oil, gas
  and other mineral leases or
  programs                         11,918,931       437,720          1,606,525       13,963,176
o --Investing in securities of
  newly formed issuers             11,921,477       435,174          1,606,525       13,963,176

Proposal 3                         12,079,310       365,607          1,518,259       13,963,176

                             INVESCO Family of Funds

                                                                  Newspaper
Fund Name                        Fund Code  Ticker Symbol       Abbreviation
--------------------------------------------------------------------------------
International
International Blue Chip             09          IIBCX             ItlBlChp
Pacific Basin                       54          FPBSX             PcBas
European                            56          FEURX             Europ
Latin American Growth               34          IVSLX             LtnAmerGr
--------------------------------------------------------------------------------
Sector
Energy                              50          FSTEX             Enrgy
Financial Services                  57          FSFSX             FinSvc
Gold                                51          FGLDX             Gold
Health Sciences                     52          FHLSX             HlthSc
Leisure                             53          FLISX             Leisur
Realty                              42          IVSRX             Realty
Technology-Class II                 55          FTCHX             Tech
Utilities                           58          FSTUX             Util
Worldwide Communications            39          ISWCX             WldCom
(as of 7/30/99, Telecommunications)                               (as of 8/1/99
                                                                   Telecomm)
--------------------------------------------------------------------------------
Stock
Growth & Income                     21          IVGIX             Gro&Inc
INVESCO Endeavor                    61          IVENX             Endeavor
Blue Chip Growth                    10          FLRFX             BlChpGro
Dynamics                            20          FIDYX             Dynm
Small Company Growth                60          FIEGX             SmCoGth
Value Equity                        46          FSEQX             ValEq
S&P 500 Index Fund-Class II         23          ISPIX             SP500II
--------------------------------------------------------------------------------
Combination Stock & Bond
Industrial Income                   15          FIIIX             IndInc
(as of 7/30/99, Equity Income)                                    (as of 8/1/99,
                                                                   EquityInc)
Total Return                        48          FSFLX             TotRtn
Balanced                            71          IMABX             Bal
--------------------------------------------------------------------------------
Bond
U.S. Government Securities          32          FBDGX             USGvt
Select Income                       30          FBDSX             SelInc
High Yield                          31          FHYPX             HiYld
Tax-Free Bond (formerly,
  Tax-Free Long-Term Bond)          35          FTIFX             TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund          44          FUGXX             InvGvtMF
Cash Reserves                       25          FDSXX             InvCshR
Tax-Free Money Fund                 40          FFRXX             InvTaxFree
Money Market Reserve                96          IMRXX             INVESCOMMR
Tax-Exempt Reserve                  95          ITTXX             INVESCOTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 [INVESCO ICON]
                                    INVESCO



                                   YOU SHOULD
                                    KNOW WHAT
                                 INVESCO KNOWS(TM)











We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your personal account line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

This information must be preceded or accompanied by a current prospectus.






A60 9016 7/99